   As filed with the Securities and Exchange Commission on September 3, 2002
                                                      REGISTRATION NO. 333-17435

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  -------------

                                HOENIG GROUP INC.
             (Exact name of Registrant as specified in its charter)


                DELAWARE                                13-3625520
      (State or other jurisdiction                   (I.R.S. Employer
   of incorporation or organization)               Identification No.)

                             RECKSON EXECUTIVE PARK
                              4 INTERNATIONAL DRIVE
                            RYE BROOK, NEW YORK 10573
          (Address, including zip code, of principal executive offices)

                                 --------------

                                HOENIG GROUP INC.
                        1996 EMPLOYEE STOCK PURCHASE PLAN
                    1997 FOREIGN EMPLOYEE STOCK PURCHASE PLAN
                           (Full titles of the Plans)

                                  -------------

                           KATHRYN L. HOENIG, ESQUIRE
                                    SECRETARY
                                HOENIG GROUP INC.
                              ROYAL EXECUTIVE PARK
                              4 INTERNATIONAL DRIVE
                            RYE BROOK, NEW YORK 10573
                                 (914) 935-9000
(Name, address, and telephone number, including area code, of agent for service)

                                  -------------

                                   COPIES TO:

                           GEORGE G. YEARSICH, ESQUIRE
                           MORGAN, LEWIS & BOCKIUS LLP
                         1111 PENNSYLVANIA AVENUE, N.W.
                             WASHINGTON, D.C. 20004

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 2 to Registration Statement No. 333-17435 is being filed by Hoenig Group Inc. (the "Registrant") to deregister under the Securities Act of 1933, as amended (the "Securities Act"), the securities that were originally registered on this Registration Statement but that were not sold.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 2 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye Brook, State of New York, on the ___ day of September 2002.


                                       HOENIG GROUP INC.


                                   By:    /s/ Alan B. Herzog
                                          ---------------------------------
                                   Name:  Alan B. Herzog
                                   Title: Chief Operating Officer and Chief
                                          Financial Officer


     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                  Signature                           Capacities in Which Signed                     Date
                  ---------                           --------------------------                     ----

                    *                           Chairman, Chief Executive Officer and         September 3, 2002
----------------------------------------                       Director
Frederic P. Sapirstein


/s/ Alan B. Herzog                              Chief Operating Officer, Principal            September 3, 2002
-----------------------------------------        Financial/Accounting Officer and
Alan B. Herzog                                                 Director


                    *                           Executive Vice President and Director         September 3, 2002
-----------------------------------------
Max H. Levine


/s/ Kathryn L. Hoenig                              Vice President, General Counsel,           September 3, 2002
----------------------------------------                Secretary and Director
Kathryn L. Hoenig


                                                               Director                       September 3, 2002
-----------------------------------------
Robert L. Cooney

                                      II-1

                  Signature                           Capacities in Which Signed                     Date
                  ---------                           --------------------------                     ----

                    *                                          Director                       September 3, 2002
-----------------------------------------
Martin F.C. Emmett


                    *                                          Director                       September 3, 2002
-----------------------------------------
Robert Spiegel




*  /s/ Alan B. Herzog
---------------------
Alan B. Herzog, Attorney-in-Fact,
pursuant to the powers of attorney previously filed


                                      II-2